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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 1997

                                RYDER TRS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE

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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               333-20397                              38-331-3542


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        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)


       1560 BROADWAY, SUITE 1800                          80202
            DENVER, COLORADO


                                             -----------------------------
   -----------------------------                       (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)


                                 (303) 376-0040

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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N/A

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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements of Business Acquired: None
  (b) Pro Forma Financial Information: None
  (c) Exhibits: See index immediately following the signature page. The sole purpose of this Form 8-K is to submit exhibits that were listed in the Company's Form 10-Q, which was filed on August 14, 1997.

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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Ryder TRS, Inc.

                                             /s/ Gerald R. Riordan
                                          By: _________________________________
                                            Gerald R. Riordan
                                            President

                                             /s/ Michael A. Zawalski
                                          By: _________________________________
                                            Michael A. Zawalski
                                            Chief Financial Officer


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                                 EXHIBIT INDEX

 EXHIBIT NO. DOCUMENT
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
    10.1     Loan Agreement, dated as of August 7, 1997, between RCTR, Inc., as borrower, and FCTR, Inc., as lender.
    10.2     Liquidity Agreement, dated as of August 7, 1997, among FCTR, Inc., as borrower, certain financial institutions, as liquidity lenders, and Citibank N.A., as liquidity agent.
    10.3     Collateral Agreement, dated as of August 7, 1997, among FCTR,
             Inc., RCTR, Inc., Citibank, N.A., as liquidity agent and
             depositary, Citicorp USA, Inc., as agent, and Citicorp Securities,
             Inc. and Lehman Brothers Inc., as dealers.
    10.4     Depositary Agreement, dated August 7, 1997, between FCTR, Inc. and
             Citibank, N.A., as depositary.
    10.5     Dealer Agreement, dated as of August 7, 1997, between FCTR, Inc.,
             RCTR, Inc., Citicorp Securities, Inc. and Lehman Brothers Inc.

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